Others, net (Tables)	12 Months Ended
Dec. 31, 2016
Others, net
Schedule of others non-operating income (expense), net

	For the year ended December 31,
	2014	2015	2016
	RMB	RMB	RMB
Foreign exchange losses, net	(28,980)	(57,395)	(146,354)
Government financial incentives	214,623	392,022	740,567
Impairment of investments	—	(611,108)	(637,583)
Gain from business and investment disposals	—	1,507	1,232,853
Others	30,944	134,377	284,572

Total	216,587	(140,597)	1,474,055